Exhibit 10.1

AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

This Amendment No. 2 to the Stock Purchase Agreement (this “Amendment”), dated as of April 15, 2021, is made by and among Victory Capital Holdings, Inc., a Delaware corporation (“Buyer”), USAA Investment Corporation, a Delaware corporation (“Seller”) and USAA Capital Corporation, a Delaware corporation, (“Seller Parent”). Seller, Buyer, and Seller Parent shall be referred to herein collectively as the “Parties”.

RECITALS:

WHEREAS, Seller, Buyer, and solely for the purposes of Section 6.12, Section 6.13, Section 6.15, Section 6.19, Section 6.25, and Article 11 thereto, Seller Parent, are party to that certain Stock Purchase Agreement, dated as of November 6, 2018 and amended by Amendment No. 1 thereto as of June 28, 2019 (the “Purchase Agreement”)

WHEREAS, the Parties desire to amend the Purchase Agreement and certain Exhibits to the Purchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and subject to the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Purchase Agreement.

SECTION 2.Amendments.  Section 6.19 of the Purchase Agreement is hereby deleted in its entirety; including all pertinent definitions and exhibits referenced therein.

SECTION 3.No Other Variation.Except to the extent set forth in this Amendment, none of the terms and conditions of the Purchase Agreement or the obligations and rights of the parties to the Purchase Agreement, as previously amended, shall be deemed amended, modified, or waived; and such terms, provisions, obligations, and rights shall continue unaffected in accordance with the Purchase Agreement.

SECTION 4.Effectiveness.This Amendment No. 2 shall become effective as of the date first written above.  Upon the effectiveness hereof, all references in the Purchase Agreement to “this Agreement” or the like shall refer to the Purchase Agreement as previously amended and further amended hereby.

SECTION 5.Counterparts.This Amendment No. 2 may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument. The word “executed,” and words of like import in this Amendment No. 2 shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign).  The use of electronic signatures and electronic records

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(including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 6.Governing Law.THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

SECTION 7.Entire Agreement.This Amendment No. 2 and the Purchase Agreement as previously amended and further amended hereby constitute the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed on their behalf by their respective officers duly authorized thereunto, as of the date first above written.

VICTORY CAPITAL HOLDINGS, INC.

By:	/s/ David C. Brown Name: David C. Brown Title: Chairman and Chief Executive Officer

USAA INVESTMENT CORPORATION

By:	/s/ Jeff Tucker Name: Jeff Tucker Title: Senior Vice President

USAA CAPITAL CORPORATION,

solely for the limited purposes described herein

By:	/s/ Brett Seybold Name: Brett Seybold Title: Senior Vice President, Treasurer

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